--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 7, 1999

                       (DATE OF EARLIEST EVENT REPORTED)

                                  TENNECO INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                          STATE OR OTHER JURISDICTION
                               OF INCORPORATION)

                                    1-12387
                            (COMMISSION FILE NUMBER)

                                   76-0515284
                                 (IRS EMPLOYER
                             IDENTIFICATION NUMBER)

                 1275 KING STREET, GREENWICH, CONNECTICUT 06831

                       (ADDRESS OF PRINCIPAL EXECUTIVE
OFFICES)                                       (ZIP CODE)

                                 (203) 863-1000

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

     On October 7, 1999, Tenneco Inc. reported limited third quarter 1999 financial information which was announced in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein.

     On October 8, 1999, Tenneco Inc. announced the pricing of the offering of $500,000,000 of Senior Subordinated Notes which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.2 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       EXHIBITS. The following exhibits are filed with this Report on Form
8-K:

99.1      Press Release dated October 7, 1999

99.2      Press Release dated October 8, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Tenneco Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.

                                          By:     /s/ ROBERT T. BLAKELY

                                            ------------------------------------
                                            Robert T. Blakely
                                            Executive Vice President and
                                            Chief Financial Officer

October 12, 1999